                   [PLATINUM UNDERWRITERS HOLDINGS, LTD. LOGO]


                              Financial Supplement

                              Financial Information
                               as of June 30, 2003

                                   (UNAUDITED)





  To assist in your understanding of the Company, the following supplement of information concerning Platinum Underwriters Holdings, Ltd. is provided.


This report is for informational purposes only. It should be read in conjunction with documents filed by Platinum Underwriters Holdings, Ltd. with the SEC, including the Company's Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

      Our Investors Relations Department can be reached at (441) 298-0753.


                                    1 of 19

Platinum Underwriters Holdings, Ltd.
Overview
June 30, 2003

Table of Contents:
Page
3    Condensed Consolidated Balance Sheets
4    Consolidated Statements of Income and Comprehensive Income - Summary
5    Consolidated Statements of Income and Comprehensive Income - by Quarter
6    Computation of Basic and Diluted Earnings Per Share - Summary
7    Computation of Basic and Earnings Per Share - by Quarter
8    Consolidated Statements of Cash Flows - Summary
9    Consolidated Statements of Cash Flows - by Quarter
10   Segment Reporting - Summary
11   Property Segment Reporting - by Quarter
12   Casualty Segment Reporting - by Quarter
13   Finite Risk Segment Reporting - by Quarter
14   Net Premiums Written - Supplemental Information
15   Premiums by Line of Business
16   Company Ratios, Share Data, Ratings
17   Investment Portfolio
18   Investment Portfolio - Net Realized Capital Gains (Losses)
19   Loss Analysis




Investor Information:
Justin Cressall, Senior Vice President and Treasurer
Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda
Tel: (441) 298-0753

Website:

www.platinumre.com

Publicly Traded Securities:

Common Shares of Platinum Underwriters Holdings, Ltd. are traded on the New York Stock Exchange under the symbol PTP.

Equity Security Units of Platinum Underwriters Holdings, Ltd. are traded on the New York Stock Exchange under the symbol PTP Pr M.

                                   2 of 19

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
June 30, 2003
($ in thousands, except per share data)


                                                               June 30, 2003    March 31, 2003     December 31, 2002
Assets
Investments and cash and cash equivalents                         $1,621,430        $1,493,720            $1,346,702
Receivables                                                          476,018           326,074               168,507
Accrued investment income                                             13,286            16,300                 9,993
Reinsurance balances (prepaid and
   recoverable)                                                        9,638             2,557                   -
Deferred acquisition costs                                            82,435            70,454                49,332
Other assets                                                          54,297            92,083                70,353
                                                                  ----------        ----------            ----------
     Total assets                                                 $2,257,104        $2,001,188            $1,644,887
                                                                  ==========        ==========            ==========
Liabilities
Unpaid losses and loss adjustment
   expenses                                                       $  533,310        $  417,372            $  281,659
Unearned premiums                                                    351,759           314,492               191,016
Debt obligations                                                     137,500           137,500               137,500
Commissions payable                                                  154,831           106,128                37,562
Other liabilities                                                     75,816            69,657                75,904
                                                                  ----------        ----------            ----------
     Total liabilities                                             1,253,216         1,045,149               723,641
Total shareholders' equity                                         1,003,888           956,039               921,246
                                                                  ----------        ----------            ----------
     Total liabilities and shareholders'
       equity                                                     $2,257,104        $2,001,188            $1,644,887
                                                                  ==========        ==========            ==========
                                                                  ----------        ----------            ----------
Book value per share                                              $    23.34        $    22.23            $    21.42
                                                                  ==========        ==========            ==========






                                    3 of 19

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Income and Comprehensive Income - Summary (amounts in thousands, except per share amounts)


                                                              Three Months Ended        Six Months Ended
                                                                June 30, 2003            June 30, 2003
                                                              ------------------        ----------------
Revenues
   Net premiums earned                                              $    279,376             $    517,446
   Net investment income                                                  13,431                   27,634
   Net realized capital gains                                                519                    1,263
   Other income                                                            2,749                    3,900
     Total revenues                                                      296,075                  550,243
Expenses
   Losses and loss adjustment expenses                                   156,801                  295,605
   Acquisition expenses                                                   60,376                  112,095
   Other underwriting expenses                                            19,646                   36,860
   Corporate expenses                                                     13,349                   16,304
   Net foreign currency exchange losses                                    4,736                    4,812
   Interest expense                                                        2,238                    4,706
                                                                    ------------             ------------
     Total expenses                                                      257,146                  470,382
                                                                    ------------             ------------
     Income before income tax expense                                     38,929                   79,861
Income tax expense                                                        12,324                   22,670
                                                                    ------------             ------------
       Net Income                                                   $     26,605             $     57,191
                                                                    ============             ============
Basic
   Weighted average shares outstanding                                    43,004                   43,004
   Basic earnings per share                                         $       0.62             $       1.33
Diluted
   Weighted average shares outstanding                                    48,871                   48,932
   Diluted earnings per share                                       $       0.57             $       1.23
Comprehensive income
   Net income                                                       $     26,605             $     57,191
   Other comprehensive income, net of tax                                 20,345                   27,992
                                                                    ------------             ------------
   Comprehensive income                                             $     46,950             $     85,183
                                                                    ============             ============



                                    4 of 19

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Income and Comprehensive Income - by Quarter (amounts in thousands, except per share amounts)


                                                                       Three Months Ended                Period Ended
                                                                  June 30, 2003   March 31, 2003       December 31, 2002*
                                                                ---------------- ---------------       ------------------
Revenues
   Net premiums earned                                            $  279,376        $  238,069            $  107,098
   Net investment income                                              13,431            14,203                 5,211
   Net realized capital gains                                            519               744                    25
   Other income                                                        2,749             1,150                   167
                                                                ---------------- ---------------       ------------------
       Total revenues                                                296,075           254,166               112,501
                                                                ---------------- ---------------       ------------------
Expenses
   Losses and loss adjustment expenses                               156,801           138,803                60,356
   Acquisition expenses                                               60,376            51,719                25,474
   Other underwriting expenses                                        19,646            17,214                12,164
   Corporate expenses                                                 13,349             2,955                 4,170
   Net foreign currency exchange losses
     (gain)                                                            4,736                75                (2,017)
   Interest expense                                                    2,238             2,468                 1,261
                                                                ---------------- ---------------       ------------------
       Total expenses                                                257,146           213,234               101,408
                                                                ---------------- ---------------       ------------------
       Income before income tax expense                               38,929            40,932                11,093
   Income tax expense                                                 12,324            10,346                 4,655
                                                                ---------------- ---------------       ------------------
       Net Income                                                 $   26,605        $   30,586            $    6,438
                                                                ================ ===============       ==================
Basic
   Weighted average shares outstanding                                43,004            43,004                43,004
   Basic earnings per share                                       $     0.62        $     0.71            $     0.15
Diluted
   Weighted average shares outstanding                                48,871            49,008                43,522
   Diluted earnings per share                                     $     0.57        $     0.66            $     0.15
Comprehensive income
   Net income                                                     $   26,605        $   30,586            $    6,438
   Other comprehensive income, net of tax                             20,345             7,647                10,581
                                                                ---------------- ---------------       ------------------
   Comprehensive income                                           $   46,950        $   38,233            $   17,019
                                                                ================ ===============       ==================


*    For the period from November 1, 2002 through December 31, 2002



                                    5 of 19

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Share - Summary (amounts in thousands, except per share amounts)


                                                              Three Months Ended        Six Months Ended
                                                                 June 30, 2003            June 30, 2003
                                                              ------------------        ----------------
Earnings:
   Basic:
   Net income                                                      $    26,605              $    57,191
                                                              ------------------        ----------------
   Net income available to common shareholders                     $    26,605              $    57,191
                                                              ==================        ================
   Diluted:
   Net income                                                      $    26,605              $    57,191
   Effect of dilutive securities:
     Equity security units                                               1,481                    3,114
                                                              ------------------        ----------------
       Net income available to common shareholders                 $    28,086              $    60,305
                                                              ==================        ================
Common Shares:
   Basic:
     Weighted average shares outstanding                                43,004                   43,004
                                                              ==================        ================
Diluted:
   Weighted average shares outstanding                                  43,004                   43,004
   Effect of dilutive securities:
     Stock options                                                         659                      478
     Equity security units                                               5,208                    5,450
                                                              ------------------        ----------------
       Weighted average, as adjusted                                    48,871                   48,932
                                                              ==================        ================
Earnings Per Share:
   Basic                                                           $      0.62              $      1.33
                                                              ==================        ================
   Diluted                                                         $      0.57              $      1.23
                                                              ==================        ================




                                    6 of 19

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Share - by Quarter (amounts in thousands, except per share amounts)


                                                                       Three Months Ended                 Period Ended
                                                                June 30, 2003     March 31, 2003       December 31, 2002*
                                                                --------------    ---------------      ------------------
Earnings:
   Basic:
   Net income                                                     $   26,605        $   30,586            $    6,438
                                                                --------------    ---------------      ------------------
   Net income available to common
     shareholders                                                 $   26,605        $   30,586            $    6,438
                                                                ==============    ===============     ===================
   Diluted:
   Net income                                                     $   26,605        $   30,586            $    6,438
   Effect of dilutive securities:

     Equity security units **                                          1,481             1,633
                                                                --------------    ---------------      ------------------
       Net income available to common
         shareholders                                             $   28,086        $   32,219            $    6,438
                                                                ==============    ===============     ===================
Common Shares:
   Basic:
     Weighted average shares outstanding                              43,004            43,004                43,004
                                                                ==============    ===============     ===================
   Diluted:
     Weighted average shares outstanding                              43,004            43,004                43,004
     Effect of dilutive securities:
       Share options                                                     659               279                   518
       Equity security units**                                         5,208             5,725
                                                                --------------    ---------------      ------------------
         Weighted average, as adjusted                                48,871            49,008                43,522
                                                                ==============    ===============     ===================
Earnings Per Share:
   Basic                                                          $     0.62        $     0.71            $     0.15
                                                                ==============    ===============     ===================
   Diluted                                                        $     0.57        $     0.66            $     0.15
                                                                ==============    ===============     ===================


*    For the period from November 1, 2002 through December 31, 2002

** In 2002, the assumed conversion of the equity security units are anti-dilutive to net earnings per share


                                    7 of 19

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Cash Flows - Summary
($ in thousands)


                                               Three Months Ended        Six Months Ended
                                                  June 30, 2003            June 30, 2003
                                               ------------------      ----------------------
Net cash provided by operations                     $    80,248              $   261,894
Net cash used in investing activities                  (112,462)                (411,867)
Net cash used in financing activities                    (3,440)                  (6,880)
                                               ------------------      ----------------------
Net decrease in cash and cash equivalents           $   (35,654)             $  (156,853)
                                               ==================      ======================



                                    8 of 19

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Cash Flows - by Quarter
($ in thousands)


                                                          Three Months Ended                Period Ended
                                                    June 30, 2003    March 31, 2003       December 31, 2002*
                                                    -------------    --------------       ------------------
Net cash provided by operations                      $   80,248        $  181,646            $  281,393
Net cash used in investing activities                  (112,462)         (299,405)           (1,036,995)
Net cash provided by (used in) financing
   activities                                            (3,440)           (3,440)            1,037,088
Net increase (decrease) in cash and cash
                                                    -------------    --------------       ------------------
   equivalents                                       $  (35,654)       $ (121,199)           $  281,486
                                                    =============    ===============      ==================


*    For the period from November 1, 2002 through December 31, 2002


                                    9 of 19

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Summary
($ in thousands)


                                          Three Months Ended June 30, 2003                     Six Months Ended June 30, 2003
                                          --------------------------------                     ------------------------------
                                        Global     Global                                Global      Global
                                       Property   Casualty  Finite Risk      Total     Property    Casualty   Finite Risk    Total
                                       --------   --------  -----------      -----     --------    --------   ------------   -----
Net premiums written                  $  83,487  $ 132,320  $  91,436     $ 307,243   $ 201,255   $ 246,014   $ 220,066   $ 667,335
Net premiums earned                      94,006    105,951     79,419       279,376     183,939     183,677     149,830     517,446
                                      ---------  ---------  ---------     ---------   ---------   ---------   ---------   ---------
Losses and loss adjustment expenses      52,469     74,530     29,802       156,801      94,055     128,437      73,113     295,605
Acquisition expenses                     13,186     26,449     20,741        60,376      28,804      45,478      37,813     112,095
Other underwriting expenses              10,372      4,542      4,732        19,646      20,831       9,160       6,869      36,860
                                      ---------  ---------  ---------     ---------   ---------   ---------   ---------   ---------
     Total underwriting deductions       76,027    105,521     55,275       236,823     143,690     183,075     117,795     444,560
                                      ---------  ---------  ---------     ---------   ---------   ---------   ---------   ---------
     Segment underwriting income      $  17,979  $     430  $  24,144        42,553   $  40,249   $     602   $  32,035      72,886
                                      ---------  ---------  ---------                 ---------   ---------   ---------
Net investment income                                                        13,431                                          27,634
Net realized investment gains                                                   519                                           1,263
Net foreign currency exchange losses                                         (4,736)                                         (4,812)
Other income                                                                  2,749                                           3,900
Corporate expenses                                                          (13,349)                                        (16,304)
Interest expense                                                             (2,238)                                         (4,706)
                                                                          ---------                                       ---------
     Income before income tax expense                                     $  38,929                                       $  79,861
GAAP underwriting ratios:                                                 =========                                       =========
   Loss and loss adjustment expense       55.8%      70.3%      37.5%         56.1%       51.1%       69.9%       48.8%       57.1%
   Acquisition expense                    14.0%      25.0%      26.1%         21.6%       15.7%       24.8%       25.2%       21.7%
   Other underwriting expense             11.0%       4.3%       6.0%          7.0%       11.3%        5.0%        4.6%        7.1%
                                      ---------  ---------  ---------     ---------   ---------   ---------   ---------   ---------
     Combined                             80.8%      99.6%      69.6%         84.7%       78.1%       99.7%       78.6%       85.9%
                                      ---------  ---------  ---------     ---------   ---------   ---------   ---------   ---------
Statutory underwriting ratios:
   Loss and loss adjustment expense       55.8%      70.3%      37.5%         56.1%       51.1%       69.9%       48.8%       57.1%
   Acquisition expense                    15.5%      27.5%      24.7%         23.4%       15.4%       25.8%       22.9%       21.7%
   Other underwriting expense             12.4%       3.4%       5.2%          6.4%       10.4%        3.7%        3.1%        5.5%
                                      ---------  ---------  ---------     ---------   ---------   ---------   ---------   ---------
     Combined                             83.7%     101.2%      67.4%         85.9%       76.9%       99.4%       74.8%       84.3%
                                      ---------  ---------  ---------     ---------   ---------   ---------   ---------   ---------


The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)  Losses & loss adjustment expenses are divided by net premiums earned;
(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3)  Other underwriting expenses are divided by net premiums written.


                                    10 of 19

Platinum Underwriters Holdings, Ltd.
Property Segment Reporting - by Quarter
($ in thousands)


                                                        Three Months Ended                  Period Ended
                                                 June 30, 2003       March 31, 2003       December 31, 2002*
                                                 -------------       --------------       ------------------
Net premiums written                                $  83,487            $ 117,767            $  89,341
Net premiums earned                                    94,006               89,932               43,047
                                                       ------               ------               ------
Losses and loss adjustment expenses                    52,469               41,585               21,558
Acquisition expenses                                   13,186               15,618                7,798
Other underwriting expenses                            10,372               10,459                5,960
                                                       ------               ------                -----
     Total underwriting deductions                     76,027               67,662               35,316
                                                       ------               ------                -----
     Segment underwriting income                    $  17,979            $  22,270            $   7,731
                                                       ------               ------                -----
GAAP underwriting ratios:
   Loss and loss adjustment expense                     55.8%                46.2%                50.1%
   Acquisition expense                                  14.0%                17.4%                18.1%
   Other underwriting expense                           11.0%                11.6%                13.8%
                                                        ------               -----                -----
     Combined                                           80.8%                75.2%                82.0%
Statutory underwriting ratios:                          -----                -----                -----
   Loss and loss adjustment expense                     55.8%                46.2%                50.1%
   Acquisition expense                                  15.5%                15.2%                21.4%
   Other underwriting expense                           12.4%                 8.9%                 6.7%
                                                        -----                -----                -----
     Combined                                           83.7%                70.3%                78.2%
                                                        -----                -----                -----

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)  Losses & loss adjustment expenses are divided by net premiums earned;
(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3)  Other underwriting expenses are divided by net premiums written.

*    For the period from November 1, 2002 through December 31, 2002


                                    11 of 19

Platinum Underwriters Holdings, Ltd.
Casualty Segment Reporting - by Quarter
($ in thousands)


                                                         Three Months Ended                  Period Ended
                                                      June 30, 2003    March 31, 2003        December 31, 2002 *
                                                      -------------    ---------------       -------------------
Net premiums written                                  $  132,320        $  113,694            $  164,929
Net premiums earned                                      105,951            77,726                39,320
                                                         --------          --------              --------
Losses and loss adjustment expenses                       74,530            53,907                29,498
Acquisition expenses                                      26,449            19,029                 9,269
Other underwriting expenses                                4,542             4,618                 4,136
                                                        ----------          --------              --------
     Total underwriting deductions                       105,521            77,554                42,903
                                                        ----------          --------              --------
     Segment underwriting income                      $      430        $      172            $   (3,583)
GAAP underwriting ratios:                               ----------          ---------           ---------

   Loss and loss adjustment expense                         70.3%             69.4%                 75.0%
   Acquisition expense                                      25.0%             24.5%                 23.6%
   Other underwriting expense                                4.3%              5.9%                 10.5%
                                                         ----------          ---------           ----------
      Combined                                               99.6%             99.8%                109.1%
Statutory underwriting ratios:                           ----------          ---------           ----------
   Loss and loss adjustment expense                         70.3%             69.4%                 75.0%
   Acquisition expense                                      27.5%             17.5%                 26.0%
   Other underwriting expense                                3.4%              4.1%                  2.5%
                                                          ----------          ---------           ----------
     Combined                                              101.2%             91.0%                103.5%
                                                          ----------          ----------          ----------


The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)  Losses & loss adjustment expenses are divided by net premiums earned;
(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3)  Other underwriting expenses are divided by net premiums written.

*    For the period from November 1, 2002 through December 31, 2002


                                    12 of 19

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment Reporting - by Quarter
($ in thousands)

                                                         Three Months Ended               Period Ended
                                                 June 30, 2003    March 31, 2003        December 31, 2002 *
                                                 -------------    -------------         ------------------
Net premiums written                              $   91,436        $  128,630            $   43,844
Net premiums earned                                   79,419            70,411                24,731
                                                   -----------      -----------              -------------
Losses and loss adjustment expenses                   29,802            43,311                 9,300
Acquisition expenses                                  20,741            17,072                 8,407
Other underwriting expenses                            4,732             2,137                 2,068
                                                    -----------      -----------             -------------
     Total underwriting deductions                    55,275            62,520                19,775
                                                    -------------    -----------             -------------
     Segment underwriting income                  $   24,144        $    7,891            $    4,956
GAAP underwriting ratios:                           -------------    -----------             -------------
   Loss and loss adjustment expense                     37.5%             61.5%                 37.6%
   Acquisition expense                                  26.1%             24.2%                 34.0%
   Other underwriting expense                            6.0%              3.0%                  8.4%
                                                    -------------     -----------            -------------
     Combined                                           69.6%             88.7%                 80.0%
Statutory underwriting ratios:                      -------------     -----------            -------------
   Loss and loss adjustment expense                     37.5%             61.5%                 37.6%
   Acquisition expense                                  24.7%             21.6%                 29.3%
   Other underwriting expense                            5.2%              1.7%                  4.7%
                                                    -------------     ------------           -------------
     Combined                                           67.4%             84.8%                 71.6%
                                                    -------------     ------------           -------------

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)  Losses & loss adjustment expenses are divided by net premiums earned;
(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3)  Other underwriting expenses are divided by net premiums written.

*    For the period from November 1, 2002 through December 31, 2002




                                    13 of 19

Platinum Underwriters Holdings, Ltd.
Net Premiums Written - Supplemental Information
($ in thousands)


                                                   Three Months Ended      Six Months Ended June
                                                      June 30, 2003              30, 2003
                                                   ------------------      ---------------------
Global Property:
Excess-of-loss                                          $    44,760              $   134,340
Proportional                                                 38,727                   66,915
                                                            --------                 --------
         Subtotal Global Property                            83,487                  201,255
Global Casualty:                                            --------                 --------
Excess-of-loss                                              123,821                  224,505
Proportional                                                  8,499                   21,509
                                                           ---------                 --------
         Subtotal Global Casualty                           132,320                  246,014
Finite Risk:                                               ---------                 --------
Excess-of-loss                                               66,436                  170,066
Proportional                                                 25,000                   50,000
                                                           ---------                 --------
         Subtotal Finite Risk                                91,436                  220,066
                                                           ---------                 --------
Total                                                   $   307,243              $   667,335
                                                           ---------                 --------

                                                   Three Months Ended      Six Months Ended June
                                                      June 30, 2003              30, 2003
Global Property:                                   ------------------      ----------------------
United States *                                         $    36,259              $   103,393
International                                                47,228                   97,862
                                                            --------                 ---------
         Subtotal Global Property                            83,487                  201,255
Global Casualty:                                            --------                 ---------
United States *                                             125,148                  224,015
International                                                 7,172                   21,999
                                                            --------                 ---------
         Subtotal Global Casualty                           132,320                  246,014
Finite Risk:                                                --------                 ---------
United States *                                              55,970                  164,203
International                                                35,466                   55,863
                                                            --------                 ---------
         Subtotal Finite Risk                                91,436                  220,066
                                                            --------                 ---------
Total                                                   $   307,243              $   667,335
                                                           =========                 =========

* The 2003 amounts include all amounts assumed from St. Paul in the United States category.


                                    14 of 19

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business
($ in thousands)


                                                    Three Months Ended June 30, 2003          Six Months Ended June 30, 2003
                                              ----------------------------------------     -------------------------------------
                                                Gross           Net            Net          Gross          Net            Net
                                               Premiums       Premiums      Premiums       Premiums      Premiums      Premiums
                                               Written        Written        Earned        Written       Written        Earned
                                              ---------      ---------     --------       ---------     ---------     ---------
Global Property:
   North American Property Proportional       $  10,471      $  10,471     $  10,784      $  21,905     $  21,905     $  21,453
   North American Property Catastrophe           11,436          9,830        10,175         21,971        17,973        19,156
   North American Property Risk                  13,310         13,310        13,951         28,452        28,452        28,774
   Other Property                                21,492         21,492        21,775         35,063        35,063        35,675
   Marine Proportional                              403            403           524            862           862         1,640
   Marine / Space Excess                         11,089         11,089        11,458         27,641        26,628        25,458
   International Property Proportional            6,379          6,379         4,013          9,216         9,216         7,677
   International Property Catastrophe            16,038          8,910        18,119         60,719        52,362        38,442
   International Property Risk                    1,540          1,603         3,207          8,793         8,794         5,664
                                              ---------      ---------     --------       ---------     ---------     ---------
     Subtotal                                    92,158         83,487        94,006        214,622       201,255       183,939
                                              ---------      ---------     --------       ---------     ---------     ---------
Global Casualty:
   Clash                                          6,602          6,602         8,137         11,743        11,743        11,705
   1st $ GL                                       6,285          6,285         3,648         10,978        10,978         6,665
   1st $ other                                   19,881         19,881        13,145         60,259        60,259        43,459
   Casualty Excess                               86,398         86,398        61,149        112,139       112,139        83,795
   Accident & Health                              8,324          8,324        12,088         28,896        28,896        22,256
   International Casualty                         4,746          4,746         3,292          7,351         7,351         4,586
   International Motor                               78             84         4,492         15,122        14,648        11,211
                                              ---------      ---------     --------       ---------     ---------     ---------
     Subtotal                                   132,314        132,320       105,951        246,488       246,014       183,677
                                              ---------      ---------     --------       ---------     ---------     ---------
Finite Risk:
   Finite Property                               37,380         37,380        21,713         65,985        65,985        36,186
   Finite Casualty                               54,056         54,056        57,706        154,081       154,081       113,644
                                              ---------      ---------     --------       ---------     ---------     ---------
     Subtotal                                    91,436         91,436        79,419        220,066       220,066       149,830
                                              ---------      ---------     --------       ---------     ---------     ---------
     Total                                    $ 315,908      $ 307,243     $ 279,376      $ 681,176     $ 667,335     $ 517,446
                                              =========      =========     =========      =========     =========     =========



                                    15 of 19

Platinum Underwriters Holdings, Ltd.
Company Ratios, Share Data, Ratings


                                                  As of and for the Three Months Ended       Period Ended
                                                   June 30, 2003       March 31, 2003       Dec 31, 2002 *
GAAP Basis Ratios %:
   Combined                                              84.7%               87.2%                91.6%
   Debt to Total Capital                                 12.0%               12.6%                13.0%
   Net Premiums Written (annualized) to
     Shareholders' Equity                                 1.22                1.51                 0.32
Share Data:
   Book Value Per Share                            $     23.34         $     22.23          $     21.42
   Common Shares Outstanding                        43,004,000          43,004,000           43,004,000
   Market Price Per Share **:
     High                                             $  28.51            $  26.30                26.66
     Low                                              $  24.08            $  21.50                24.45
     Close                                            $  27.14            $  25.35                26.35
Industry Ratings:
   A.M. Best                                                 A                   A                    A
Supplemental Data:
   Total Employees                                         158                 158                  157


*    For the period from November 1, 2002 through December 31, 2002
**   Based on closing prices during the periods


                                    16 of 19

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)


                                                                 Weighted                           Weighted
                                                                  Average                            Average
                                             June 30, 2003      Book Yield       Dec 31, 2002      Book Yield
                                             -------------      ----------       ------------      ----------
Fixed Maturities:
   US Government and US Government
     agencies                                  $    3,774            2.1%         $     3,793           2.1%
   Tax exempt municipal bonds                      20,552            2.3%                   -           0.0%
   Corporate bonds                              1,044,097            4.0%             691,479           4.1%
   Mortgage and asset-backed securities           332,098            4.6%             283,878           5.2%
   Foreign governments and foreign
     corporate bonds                               62,186            4.3%              39,107           3.4%
                                                ---------        --------          ----------         ------
     Total Bonds                                1,462,707            4.1%           1,018,257           4.4%
Redeemable Preferred Stock                         34,090            6.1%              46,959           7.1%
                                                ---------        --------          ----------         ------
     Total Fixed Maturities                   $ 1,496,797            4.1%         $ 1,065,216           4.5%
                                               ==========                         ===========


                                                      June 30, 2003                    December 31, 2002
                                                 -------------------------          -------------------------
                                                 Amount         % of Total          Amount         % of Total
                                             -------------      ----------       ------------      ----------
Credit Quality of Investment Grades*:
   Aaa                                         $  445,317           29.8%         $   330,396          31.0%
   Aa                                             269,664           18.0%             170,668          16.0%
   A                                              781,816           52.2%             564,152          53.0%
                                               ----------      ----------         -----------        -------
     Total                                     $1,496,797          100.0%         $ 1,065,216         100.0%
                                               ==========       =========         ===========        =======


*    Rated using external rating agencies (Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality)



                                    17 of 19

Platinum Underwriters Holdings, Ltd.
Investment Portfolio - Net Realized Capital Gains (Losses)
($ in thousands)


                                           Three Months Ended        Six Months Ended
                                             June 30, 2003             June 30, 2003
                                           -------------------       -----------------
Net realized capital gains (losses):
   United States                             $      (372)              $      (126)
   United Kingdom                                    (66)                       43
   Bermuda                                           957                     1,346
                                              -----------               -----------
     Total                                   $       519               $     1,263
                                              -----------               -----------




                                    18 of 19

Platinum Underwriters Holdings, Ltd.
Loss Analysis
($ in thousands)


                                                       Six Months Ended June 30, 2003      Period Ended December 31, 2002*
                                                       ------------------------------      -------------------------------
                                                                                  Paid to                                  Paid to
                                                  Gross       Ceded        Net   Incurred %   Gross    Ceded        Net   Incurred %
                                                 -------    ---------    ------- ----------  -------   -------    ------- ----------
Analysis of Losses and Loss Expenses Incurred:
     Paid                                       $ 49,670  $         -   $  49,670  16.8%    $      -  $      -   $      -         -
     Change in unpaid losses and loss expenses   247,124        1,189     245,935             60,356         -     60,356
                                                 -------    ---------    -------             -------   -------    -------
         Incurred losses and loss expenses      $296,794        1,189     295,605           $ 60,356  $      -   $ 60,356
                                                 -------    ---------    -------             -------   -------    -------



                                                          June 30, 2003                              December 31, 2002
                                                          -------------                              -----------------
                                                  Gross       Ceded        Net                Gross     Ceded       Net
                                                 -------    ---------    -------             -------   -------    -------
Analysis of Unpaid Losses and Loss Expenses:
     Outstanding losses and loss expenses       $ 50,679           79   $  50,600           $      -  $      -   $      -
     Incurred but not reported                   482,631        1,111     481,520            281,659         -    281,659
                                                 -------    ---------    -------             -------   -------    -------
         Unpaid loss and loss expenses          $533,310  $     1,190   $ 532,120           $281,659  $      -   $281,659
                                                 -------    ---------    -------             -------   -------    -------







*For the period from November 1, 2002 through December 31, 2002



                                   19 of 19